UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2023

WORLDWIDE NFT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54912	27-3129919
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3535 Executive Terminal Drive Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 840-4433

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	WNFT	OTC:Pink

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 16, 2023, the Board of Directors of the registrant that serves as the audit committee of the registrant, Worldwide NFT Inc. (the “Company” or “Worldwide NFT”), approved the engagement of Fruci & Associates II, PLLC (“Fruci”) commencing with the interim review for the three months ended September 30, 2023 as the Company’s independent registered public accounting firm. Accordingly, BF Borgers CPA PC (“BF Borgers”), the Company’s independent registered public accounting firm since 2021, was informed that it would be replaced by Fruci as the Company’s independent registered public accounting firm.

BF Borger’s report on the Company’s balance sheets as of June 30, 2023 and 2022, the related statements of operations, stockholders’ equity and cash flows for the years ended June 30, 2023 and 2022 and the related notes to the financial statements (collectively, the “financial statements”), did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that BF Borgers expressed concern regarding the ability of the Company to continue as a going concern.

During the Company’s fiscal years ended June 30, 2023 and 2022, and through the date of this Form 8-K, there were no (i) disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to BF Borgers’s satisfaction would have caused BF Borgers to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended June 30, 2023 and 2022, and through the date of this Form 8-K, the Company did not consult Fruci with respect to matters of accounting principles or practices and financial

The Company has provided BF Borgers with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that BF Borgers furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A copy of the letter from BF Borgers is filed as Exhibit 16.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from BF Borgers CPA PC dated October 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 20, 2023	WORLDWIDE NFT INC.

	By:	/s/ George Sharp
George Sharp
President and Chief Executive Officer

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